Exhibit 10.1
Extension of Scheduled Expiry Date

Reference is made to that certain Series 1999-3 Indenture Supplement, dated as of October 28, 1999, as amended as of October 26, 2000, December 7, 2001, December 6, 2002, September 8, 2003, December 5, 2003, January 30, 2004 and December 3, 2004 (as amended or supplemented, the “Indenture Supplement”), among Chesapeake Funding LLC (formerly known as Greyhound Funding LLC) (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and JPMorgan Chase Bank, N.A., in its capacity as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of June 30, 1999, as amended, between the Issuer and the Indenture Trustee pursuant to which the Series 1999-3 Investor Notes were issued to the CP Conduit Purchasers. All capitalized terms defined in the Indenture Supplement and used herein shall have the meanings given to them therein.

The undersigned hereby agree to extend the Scheduled Expiry Date to December 1, 2006, effective on the date hereof upon the receipt by the Administrative Agent of a letter from each of Standard & Poor’s and Moody’s assessing the credit risk assigned by Standard & Poor’s and Moody’s, respectively, to the Series 1999-3 Investor Notes as “AAA” and “Aaa,” respectively.

Dated: December 2, 2005

CHESAPEAKE FUNDING LLC
By: /s/ Neil J. Cashen
Name: Neil J. Cashen
Title: EVP and CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: /s/ Daniel J. Clarke, Jr.
Name: Daniel J. Clarke, Jr.
Title: Managing Director

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser

By: /s/_Daniel J. Clarke, Jr.
Name: Daniel J. Clarke, Jr.
Title: Managing Director

JPMORGAN CHASE BANK, N.A., as an APA Bank

By: /s/ Daniel J. Clarke, Jr.
Name: Daniel J. Clarke, Jr.
Title: Managing Director

VARIABLE FUNDING CAPITAL COMPANY LLC (Formerly known as Variable Funding Capital Corporation), as a CP Conduit Purchaser

By: WACHOVIA CAPITAL MARKETS, LLC,
As Attorney-in-Fact

By: /s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank

By: /s/ Andrew W. Riebe
Name: Andrew W. Riebe
Title: Vice President

YC SUSI TRUST, as a CP Conduit Purchaser

By: Bank of America, National Association, as Administrative Trustee

By: /s/ John Zeszutek
Name: John Zeszutek
Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank

By: /s/ John Zeszutek
Name: John Zeszutek
Title: Vice President

SARATOGA FUNDING CORP. LLC, as a CP Conduit Purchaser

By: /s/ Lori Gebron
Name: Lori Gebron
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
As an APA Bank

By: /s/ Michael Cheng
Name: Michael Cheng
Title: Director

By: /s/ Stanley Chao
Name: Stanley Chao
Title: Vice President

LIBERTY STREET FUNDING CORP., as a CP Conduit Purchaser

By: /s/ Bernard J. Angelo
Name: Bernard J. Angelo
Title: Vice President

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as an APA Bank

By: /s/ Norman Last
Name: Norman Last
Title: Managing Director

COMPASS US ACQUISITION, LLC, as a CP Conduit Purchaser

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

WESTLB AG, New York Branch, as an APA Bank

By: /s/ Matthew F. Tallo
Name: Matthew F. Tallo
Title: Director

By: /s/ Elizabeth R. Wilde
Name: Elizabeth R. Wilde
Title: Director

CHARTA, LLC, as a CP Conduit Purchaser

By: CITICORP NORTH AMERICA, INC.,
As Attorney-in-Fact
By: /s/ Rosalia Agresti
Name: Rosalia Agresti
Title: Vice President

CITIBANK, N.A., as an APA Bank
By: /s/ Rosalia Agresti
Name: Rosalia Agresti
Title: Vice President

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By: /s/ Fouad S. Onbargi
Name: Fouad S. Onbargi
Title: Director

BARCLAYS BANK PLC, as an APA Bank and as a Funding Agent

By: /s/ Jeffrey Goldberg
Name: Jeffrey Goldberg
Title: Associate Director

ATLANTIC ASSET SECURITIZATION CORP., as a CP Conduit Purchaser

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Anthony Brown
Name: Anthony Brown
Title: Vice President

CALYON NEW YORK BRANCH, as an APA Bank and as a Funding Agent

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Anthony Brown
Name: Anthony Brown
Title: Vice President